Fees Summary	Mar. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 33,447,572.59
Previously Paid Amount	0.00
Total Fee Amount	4,619.11
Total Offset Amount	0.00
Net Fee	$ 4,619.11